Employee Severance and Termination Costs	12 Months Ended
Dec. 31, 2013
Restructuring And Related Activities [Abstract]
Employee Severance and Termination Costs

23. Employee Severance and Termination Costs

Consistent with the Company’s strategy to continuously improve its cost structure and right-size its businesses, especially in view of sequestration and other DoD budget restrictions, L-3 is completing employment reduction actions across several of its businesses to reduce both direct and indirect costs, including overhead and general and administrative costs. As a result of these initiatives and due to the impact of sequestration at certain affected business units, the Company recorded employee severance and other termination costs of $29 million with respect to approximately 2,000 employees during the year ended December 31, 2013, $23 million with respect to approximately 1,600 employees during the year ended December 31, 2012 and $20 million with respect to approximately 1,200 employees for the year ended December 31, 2011. Employee severance and other termination costs are reported within cost of sales on the consolidated statement of operations. The remaining balance to be paid in connection with these initiatives was $11 million at December 31, 2013 and $9 million at December 31, 2012. Employee severance and other termination costs incurred by reportable segment for the years ended December 31, 2013, 2012 and 2011 are presented in the table below.

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Aerospace Systems	$2	$1	$3
Electronic Systems	16	13	12
Communication Systems	11	8	4
NSS	—	1	1

Consolidated	$29	$23	$20